Exhibit T3A.2.57

CERTIFICATE OF INCORPORATION

OF

RITE AID OF NEW JERSEY, INC.

To:	The Secretary of State

State of New Jersey

THE UNDERSIGNED, of the age of twenty-one years or over, for the purpose of forming a corporation pursuant to the provisions of Title 14A, Corporations. General, of the New Jersey Statutes, do hereby execute the following Certificate of Incorporation:

FIRST: The name of the corporation is RITE AID OF NEW JERSEY, INC.

SECOND: The address of the corporation’s initial registered office is

132 West State Street, Trenton, New Jersey 08608

(include zip code)

and the name of the corporation’s initial registered agent at such address is

William S. Greenberg, Esq.

(Use the following if the shares are to consist of one class only.)

THIRD: The aggregate number of shares which the corporation shall have authority to issue is 500 of the par value of  Ten Dollars ($10.00) each [ILLEGIBLE].

(Use the following if the shares are divided into classes, or into classes and series.)

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is              , itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is:

Class	Series (if any)	Number of Shares	Par value per share or statement that shares are without par value

The relative rights, preferences and limitations of the shares of each class and series (if any); are as follows:

(If, the shares are, or are to be divided into classes, or into classes, and series, insert a statement of any authority vested in the board of directors to divide the shares into classes or series, or both, and to determine or change for any class or series its designation, number of shares, relative rights, preferences and limitations.)

FIFTH: Insert any provision not inconsistent with the Business Corporation Act, or any other statute of New Jersey which the incorporators elect to set forth for the management of the business and the conduct of the affairs of the corporation; or creating, defining, limiting or regulating the powers of the corporation, its directors and shareholders or any class of shareholders, including any. provision which is required or permitted to be set forth in the by-laws; under the provisions of the New Jersey Business Corporation Act.

SIXTH: The purpose or purposes for which the corporation is organized are:

The operation of a retail pharmacy and drug store, and to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

2

SEVENTH: The number of directors constituting the initial board of directors shall be 3; and the names and addresses of the directors are as follows:

Names	Addresses (including zip code)

William S. Greenberg, Esq.	132 West State Street, Trenton, N.J. 08608

JoAnne Harrington	132 West State Street, Trenton, N.J. 08608

Helen Moon	132 West State Street, Trenton, N.J. 08608

EIGHTH: The name (s) and address(es) of the incorporator (s) are as follows:

Name (s)	Address (es) (including zip code)

William S. Greenberg, Esq.	132 West State Street, Trenton, N.J. 08608

3

(NOTE:	The following articles Ninth and Tenth are optional. Use Ninth only if duration will be other than perpetual. Use Tenth only if an effective date, not later than 30 days subsequent to date of filing, is desired.)

NINTH:	The duration of the corporation shall be for a term of years.

TENTH:	The effective date of this Certificate of Incorporation shall be

In Witness Whereof, the undersigned, the incorporator (s) of the above-named corporation, has (have) hereunto signed this Certificate of Incorporation on the 29th day of October 1971.

/s/ William S. Greenberg
William S. Greenberg

(* Names must be typed under all signatures.)

Fees for filing in Office of the Secretary of State, State House, Trenton, N.J. 08625.

License Fee	(As determined)
Filing Fee	$35.00

NOTE:	No recording fees will be assessed.

FOLDER NO. 5154189	FILED AND RECORDED

	OCT 29 1971

	[ILLEGIBLE]
	SECRETARY OF STATE

	LICENSE FEE	2500

	FILING FEE	3500

CERTIFICATE OF	RECORDING

INCORPORATION OF	CERTIFYING COPY

	SEC OF STATE	6000

FILED AND RECORDED:

RECORDER'S INITIALS

FILED BY:	Sterns & Greenberg, Esqs.
132 West State Street
Trenton, New Jersey 08608

TRANSACTION NO: 91778

5

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

7567101185

RITE AID OF NEW JERSEY, INC

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Merger as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 27th day of November, 2018

/s/ [ILLEGIBLE]

[SEAL]	Elizabeth Maher Muoio
Certificate Number: 141004004	State Treasurer
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

PLAN OF MERGER approved on February 26, 1975 by THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC.,. RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC., business corporations of the State of New Jersey, and by their Boards of Directors on said date, and approved on February 26, 1975 by RITE AID OF NEW JERSEY, INC., a business corporation of the State of New Jersey, and by its Board of Directors on said date.

1. THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC. and RITE AID OF NEW JERSEY, INC. shall pursuant to the provisions of the New Jersey Business Cor- poration Act, be merged with and into a single corporation, to wit, RITE AID OF NEW JERSEY, INC., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the New Jersey Business Corporation Act. The separate existences of THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC .., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC. which are sometimes hereinafter referred to as the "terminating corporations", shall cease upon said effective date in accordance with the provisions of said New Jersey Business Corporation Act.

2. The certificate of incorporation of the surviving corporation upon the effective date of the merger shall be the certificate of in-corporation of said surviving corporation and said certificate of incorporation shall continue in full force and effect until amended in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

3. The by-laws of the surviving corporation upon the effective date of the merger will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6. The Plan of Merger herein made and approved shall be sub-mitted to the shareholders of the terminating corporations and of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporations and of the surviving corporation in the manner prescribed by the pro-visions of the New Jersey Business Corporation Act, the terminating corporations and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New Jersey, and that they will cause to be performed all necessary acts therein and else-where to effectuate the merger.

8. The Board of Directors and the proper officers of the terminating corporations and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

CERTIFICATE OF MERGER

OF

THRIF-D DISCOUNT OF WEST NEW YORK, INC.
RITE AID PRESCRIPTIO CENTER OF NEWARK, INC.
THRIF-D DISCOUNT CENTER OF BAYONNE, INC.
THRIF-D DISCOUNT CENTER OF CAMDEN, INC. THRIF-D DISCOUNT CENTER OF PATTERSON, INC.
THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC.
THRIF-D DISCOUNT CENTER OF HOBOKEN, INC.
RITE AID PRESCRIPTION CENTER OF TRENTON, INC.
RITE AID PRESCRIPTION CENTER OF ASBURY PARK INC.
RITE AID CENTER OF UNION CITY, INC.
Rite Aid Center of Passaic, Inc.
RITE AID CENTER OF NEW BRUNSWICK, INC.
RITE AID CENTER OF PERTH AMBOY, INC.
Rite Aid Center of East Brunswick, Inc.
RITE AID CENTER OF WILLOWBROOK, INC.
RITE AID CENTER OF MANAHAWKIN, INC.
RITE AID CENTER OF IRVINGTON, INC.
RITE AID PHARMACY OF HACKETTSTOWN, INC.
RITE AID CENTER OF WEST LONG BRANCH, INC.
RITE AID PHARMACY OF NORTH BRUNSWICK, INC.
RITE AID CENTER OF POMPTON LAKES, INC.
RITE AID CENTER OF BERGENFIELD, INC.
RITE AID CENTER OF RED BANK, INC.
RITE AID PHARMACY OF OAKLYN, INC.
RITE AID PHARMACY OF CHERRY HILL, INC.
RITE AID PHARMACY OF CAMDEN, INC.
RITE AID CENTER OF HAZLET, INC.
RITE AID CENTER OF MORRISTOWN, INC.
RITE AID CENTER OF RIDGEWOOD, INC.
RITE AID CENTER OF LIVINGSTON, INC.
RITE AID CENTER OF BRIDGETON, INC.
RITE AID CENTER OF WILDWOOD, INC.
RITE AID PHARMACY OF VINELAND, INC.
RITE AID PHARMACY OF MILLSIDE, INC.
RITE AID PHARMACY OF MERCHANTVILLE, INC.
RITE AID PHARMACY OF BERGENFIELD, INC.
RITE AID PHARMACY OF BARRINGTON, INC.
RITE AID PHARMACY OF LYNDHURST, INC.
PITE AID CENTER OF NEWARK #3, INC.
RITE AID PHARMACY OF LONG BRANCH, INC.
WARNER STORES COMPANY
Bay Drug Co.
RITE AID PHARMACY OF WASHINGTON, INC.
RITE AID PHARMACY OF PAULISON AVENUE, INC.
RITE AID PHARMACY OF ORANGE, INC.
RITE AID CENTER OF BLOOMFIELD, INC.
RITE AID PHARMACY OF SYCAMORE MALL, INC.
RITE AID PHARMACY OF PATTERSON, INC.
RITE AID PHARMACY OF HADDONFIELD, INC.

INTO

RITE AID OF NEW JERSEY, INC.

To the Secretary of State

State of New Jersey

Pursuant to the provisions of Section 14A:10-5 of the New Jersey Business Corporation Act, the New Jersey parent business corporation hereinafter named does hereby certify that:

1. The name of the subsidiary corporations, which are business corporations of the State of New Jersey, are THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIP-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC.

2. The name of the parent corporation, which is a business corporation of the State of New Jersey, and which is to be the surviving corporation, is RITE AID OF NEW JERSEY, INC.

3. The number of outstanding shares of the subsidiary corporation is five hundred all of which are of one class, and all of which are owned by the parent corporation.

4. The following is the Plan of Merger for merging the subsidiary corporations into the parent corporation as approved by the Board of Directors of the parent corporation:

“1. RITE AID OF NEW JERSEY, INC., which is a business corporation of the State of New Jersey and is the owner of all of the outstanding shares of THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIP-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE, AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC. RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID. CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL,INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC., which are also business corporations of the State of New Jersey, hereby merges THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBΟΥ, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC. into RITE AID OF NEW JERSEY, INC. pursuant to the provisions of the New Jersey Business Corporation Act.

2. The separate existences of THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID. CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC., RITE AID CENTER OF. BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC. shall cease upon the effective date of the merger pursuant to the provisions of the New Jersey Business Corporation Act; and RITE AID OF NEW JERSEY, INC. shall continue its existence as the surviving corporation pursuant to the provisions of said New Jersey Business Corporation Act.

3. The issued shares of THRIF-D DISCOUNT OF WEST NEW YORK, INC., RITE AID PRESCRIPTION CENTER OF NEWARK, INC., THRIF-D DISCOUNT CENTER OF BAYONNE, INC., THRIF-D DISCOUNT CENTER OF CAMDEN, INC., THRIF-D DISCOUNT CENTER OF PATTERSON, INC., THRIF-D PRESCRIPTION CENTER OF ATLANTIC CITY, INC., THRIF-D DISCOUNT CENTER OF HOBOKEN, INC., RITE AID PRESCRIPTION CENTER OF TRENTON, INC., RITE AID PRESCRIPTION CENTER OF ASBURY PARK, INC., RITE AID CENTER OF UNION CITY, INC., Rite Aid Center of Passaic, Inc., RITE AID CENTER OF NEW BRUNSWICK, INC., RITE AID CENTER OF PERTH AMBOY, INC., Rite Aid Center of East Brunswick, Inc., RITE AID CENTER OF WILLOWBROOK, INC., RITE AID CENTER OF MANAHAWKIN, INC., RITE AID CENTER OF IRVINGTON, INC., RITE AID PHARMACY OF HACKETTSTOWN, INC., RITE AID CENTER OF WEST LONG BRANCH, INC., RITE AID PHARMACY OF NORTH BRUNSWICK, INC., RITE AID CENTER OF POMPTON LAKES, INC.. RITE AID CENTER OF BERGENFIELD, INC., RITE AID CENTER OF RED BANK, INC., RITE AID PHARMACY OF OAKLYN, INC., RITE AID PHARMACY OF CHERRY HILL, INC., RITE AID PHARMACY OF CAMDEN, INC., RITE AID CENTER OF HAZLET, INC., RITE AID CENTER OF MORRISTOWN, INC., RITE AID CENTER OF RIDGEWOOD, INC., RITE AID CENTER OF LIVINGSTON, INC., RITE AID CENTER OF BRIDGETON, INC., RITE AID CENTER OF WILDWOOD, INC., RITE AID PHARMACY OF VINELAND, INC., RITE AID PHARMACY OF MILLSIDE, INC., RITE AID PHARMACY OF MERCHANTVILLE, INC., RITE AID PHARMACY OF BERGENFIELD, INC., RITE AID PHARMACY OF BARRINGTON, INC., RITE AID PHARMACY OF LYNDHURST, INC., RITE AID CENTER OF NEWARK #3, INC., RITE AID PHARMACY OF LONG BRANCH, INC., WARNER STORES COMPANY, Bay Drug Co., RITE AID PHARMACY OF WASHINGTON, INC., RITE AID PHARMACY OF PAULISON AVENUE, INC., RITE AID PHARMACY OF ORANGE, INC., RITE AID CENTER OF BLOOMFIELD, INC., RITE AID PHARMACY OF SYCAMORE MALL, INC., RITE AID PHARMACY OF PATTERSON, INC., RITE AID PHARMACY OF HADDONFIELD, INC. shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

4. The issued shares of RITE AID OF NEW JERSEY, INC. shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of RITE AID OF NEW JERSEY, INC.

5. The Board of Directors and the proper officers of RITE AID OF NEW JERSEY, INC. are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for."

5. Neither the certificate of incorporation of the parent corporation nor the certificate of incorporation of the subsidiary corporation requires the approval of its shareholders to authorize the merger herein certified.

6. The parent corporation will continue its existence as the surviving corporation pursuant to the provisions of the New Jersey Business Corporation Act.

Executed on February 27, 1975.

RITE AID OF NEW JERSEY, INC.

	BY:	/s/ FRANKLIN C. Brown
Name of Signer:		FRANKLIN C. Brown
Capacity of Signer:		Vice-President

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

7567101185

RITE AID OF NEW JERSEY, INC

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Merger as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 27th day of November, 2018

/s/ [ILLEGIBLE]

[SEAL]	Elizabeth Maher Muoio
Certificate Number: 141004011	State Treasurer
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

FILED

MAR 28 1990

JOAN HABERLE

Secretary of State

0613853

CERTIFICATE OF MERGER

OF

-Lane Drugs Corporation

-Lane Drugs of Berkeley, Inc.

-Lane Drugs of - Wrightstown, Inc.

-Lane Drugs of Manchester, Inc.

-Lane Drugs of Holiday City, Inc.

-Lane Drugs of Manahawkin, Inc.

-Lane Drugs of Spring Lake Heights, Inc.

- Lane Drugs of Lumberton, Inc.

-Lane Drugs of Toms River Center, Inc.

-Lane Drugs of Howell Township, Inc.

-Lane Drugs of Wall Township, Inc.

-Lane Drugs of Whiting, Inc.

Lane Drugs of Whiting Center, Inc.

- Lane Drugs of Manhattan Street, Inc.

Lane Drugs of Barnegat, Inc.

-Lane Drugs Parkway, Inc.

Lane Drugs of Lacey Square, Inc.

- Lane Drugs of Tuckerton, Inc.

-South Freehold Lane Pharmacy

-Toms River Lane Drugs, Inc.

-LDC Holding Corp. Inc.

Brick Lane Pharmacy, Inc.

-Village Lane Drugs, Inc.

-Point Pleasant Lane Drugs, Inc.

- Gable Lane Drugs, Inc.

-Lane Drugs of Gunning River, Inc.

INTO

Rite Aid of New Jersey, Inc.

To:	The Secretary of State
State of New Jersey

Pursuant to the provisions of Title 14A of the Revised Statutes of New Jersey, the undersigned corporation hereby executes the following Certificate of Merger.

1. Rite Aid of New Jersey, Inc., a corporation organized and existing under the laws of the State of New Jersey and owning all of the outstanding shares of each class and series of the following subsidiary corporations

7567101185	5154189

Lane Drugs Corporation
Lane Drugs of Berkeley, Inc.
Lane Drugs of Wrightstown, Inc.
Lane Drugs of Manchester, Inc.
Lane Drugs of Holiday City, Inc.
Lane Drugs of Manahawkin, Inc.
Lane Drugs of Spring Lake Heights, Inc.
Lane Drugs of Lumberton, Inc.
Lane Drugs of Toms River Center, Inc.
Lane Drugs of Howell Township, Inc.
Lane Drugs of Wall Township, Inc.
Lane Drugs of Whiting, Inc.
Lane Drugs of Whiting Center, Inc.
Lane Drugs of Manhattan Street, Inc.
Lane Drugs of Barnegat, Inc.
Lane Drugs Parkway, Inc.
Lane Drugs of Lacey Square, Inc.
Lane Drugs of Tuckerton, Inc.
South Freehold Lane Pharmacy
Toms River Lane Drugs, Inc.
LDC Holding Corp. Inc.
Brick Lane Pharmacy, Inc.
Village Lane Drugs, Inc.
Point Pleasant Lane Drugs, Inc.
Gable Lane Drugs, Inc.
Lane Drugs of Gunning River, Inc.

each of which are organized and existing under the laws of the State of New Jersey, hereby agrees to the merger of the subsidiary corporations into Rite Aid of New Jersey, Inc., which is hereinafter designated as the surviving corporation.

The total authorized capital stock of the surviving corporation shall be One Thousand (1,000) shares of the par value of Ten Dollars ($10.00) each.

The address of the surviving corporation's registered office is 28 West State Street, Trenton, NJ 08608 and the name of its registered agent at such address is The Corporation Trust Company.

2. The plan of merger, attached hereto, was approved by the board of directors of the undersigned corporation.

3. The number of outstanding shares of each class and series of the subsidiary corporation, party to the merger and the number of such shares of each class and series owned by the parent corporation is as follows:

Name of Subsidiary	Class	Number of Shares Outstanding	Number of Shares Owned By Parent
Lane Drugs Corporation	Common	100	100

Lane Drugs of Berkeley, Inc.	Common	100	100

Lane Drugs of Wrightstown, Inc.	Common	100	100

Lane Drugs of Manchester, Inc.	Common	100	100

Lane Drugs of Holiday City, Inc.	Common	100	100

Lane Drugs of Manahawkin, Inc.	Common	100	100

Lane Drugs of Spring Lake Heights, Inc.	Common	100	100

Lane Drugs of Lumberton, Inc.	Common	100	100

Lane Drugs of Toms River Center, Inc.	Common	100	100

Lane Drugs of Howell Township, Inc.	Common	100	100

Lane Drugs of Wall Township, Inc.	Common	100	100

Lane Drugs of Whiting, Inc.	Common	100	100

Lane Drugs of Whiting Center, Inc.	Common	100	100

Lane Drugs of Manhattan Street, Inc.	Common	100	100

Lane Drugs of Barnegat, Inc.	Common	100	100

Lane Drugs Parkway, Inc.	Common	100	100

Lane Drugs of Lacey Square, Inc.	Common	100	100

Lane Drugs of Tuckerton, Inc.	Common	100	100

South Freehold Lane Pharmacy	Common	100	100

Toms River Lane Drugs, Inc.	Common	100	100

LDC Holding Corp. Inc.	Common	100	100

Brick Lane Pharmacy, Inc.	Common	100	100

Village Lane Drugs, Inc.	Common	100	100

Point Pleasant Lane Drugs, Inc.	Common	100	100

Gable Lane Drugs, Inc.	Common	100	100

Lane Drugs of Gunning River, Inc.	Common	100	100

IN WITNESS WHEREOF the undersigned corporation has caused this Certificate of Merger to be executed in its name by its Vice President             as of the 27th day of March 1990.

Rite Aid of New Jersey, Inc.

By	/s/ [ILLEGIBLE]
I. Lawrence Gelman
Vice President

PLAN OF MERGER

*   *   *   *   *

FIRST: Rite Aid of New Jersey, Inc., a corporation organized under the laws of the State of New Jersey, shall merge with and into itself and assume the liabilities and obligations of each of the following subsidiary corporations:

Lane Drugs Corporation
Lane Drugs of Berkeley, Inc.
Lane Drugs of Wrightstown, Inc.
Lane Drugs of Manchester, Inc.
Lane Drugs of Holiday City, Inc.
Lane Drugs of Manahawkin, Inc.
Lane Drugs of Spring Lake Heights, Inc.
Lane Drugs of Lumberton, Inc.
Lane Drugs of Toms River Center, Inc.
Lane Drugs of Howell Township, Inc.
Lane Drugs of Wall Township, Inc.
Lane Drugs of Whiting, Inc.
Lane Drugs of Whiting Center, Inc.
Lane Drugs of Manhattan Street, Inc.
Lane Drugs of Barnegat, Inc.
Lane Drugs Parkway, Inc.
Lane Drugs of Lacey Square, Inc.
Lane Drugs of Tuckerton, Inc.
South Freehold Lane Pharmacy
Toms River Lane Drugs, Inc.
LDC Holding Corp. Inc.
Brick Lane Pharmacy, Inc.
Village Lane Drugs, Inc.
Point Pleasant Lane Drugs, Inc.
Gable Lane Drugs, Inc.
Lane Drugs of Gunning River, Inc.

all of which are organized under the laws of the State of New Jersey. The name of the surviving corporation is Rite Aid of New Jersey, Inc.

SECOND: The presently issued and outstanding shares of stock of the subsidiary corporations, all of which are owned by Rite Aid of New Jersey, Inc., the surviving corporation, shall be surrendered and cancelled. No shares of stock of the surviving corporation shall be issued in exchange therefor.

THIRD: The Certificate of Incorporation of Rite Aid of New Jersey, Inc. shall be the Certificate of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Certificate of Incorporation because of the merger.

FOURTH: The by-laws of Rite Aid of New Jersey, Inc. shall be the by-laws of the corporation surviving the merger.

FIFTH: The directors and officers of Rite Aid of New Jersey, Inc. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

SIXTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.